CALVERT HIGH YIELD BOND FUND (the “Fund”)

Supplement to Summary Prospectus dated June 30, 2023

Effective December 1, 2023, Raphael A. Leeman will retire as portfolio manager of the Fund. As such, the following replaces “Portfolio Managers” effective December 1, 2023:

Portfolio Managers

Stephen C. Concannon, Vice President of CRM, has managed the Fund since June 2019.

Kelley Gerrity, Vice President of CRM, has managed the Fund since December 1, 2023.

Jack Cimarosa, Vice President of CRM, has managed the Fund since December 1, 2023.

August 2, 2023	42706 8.2.23